SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 21, 1999
                                ----------------


Commission File Number               1-13936
                            __________________________


                               BOSTONFED BANCORP INC.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)

            Delaware                                            52-1940834
________________________________________________________________________________
  (State or other jurisdiction of                           (I.R.S. Employer
  incorporation or organization)                           Identification No.)

17 New England Executive Park, Burlington, Massachusetts  01803
________________________________________________________________________________
  (Address of principal executive offices)              (Zip Code)

                                  (617) 273-0300
________________________________________________________________________________
              (Registrant's telephone number, including area code)


                                  Not Applicable
________________________________________________________________________________
              (Former name, former address and former fiscal year,
                          if changed since last report)



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ITEM 5.  Other Events

On January 21, 1999, BostonFed Bancorp, Inc. issued the press release which is included as Exhibit 99(a) hereto.



ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

The following exhibits are included with this Report:

Exhibit 99.1  Press Release dated January 21, 1999.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   By: /s/ John A. Simas
                       ----------------------------------
                       John A. Simas
                       Senior Vice-President and Chief
                       Financial Officer

Dated:     January 22, 1999

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